SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            July 13, 2010
                  Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
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                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
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(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
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     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
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          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On July 16, 2010, Joseph E. Antonini was appointed to serve as a director of Iron Eagle until the next annual meeting of the shareholders.

Joseph E. Antonini. Mr. Antonini is the former Chairman, President and CEO of Kmart Corporation. At Kmart, Mr. Antonini began as a management trainee, at the then S.S. Kresge Company in 1964 and worked his way up to Chairman of the Board of Directors of the giant retail chain in 1987. He is credited with leading Kmart into a new era by launching store renewal programs of unparalleled scope in retail history. They included expansion of the retailer's specialty store concepts, along with introduction of the Kmart Super Center, both contributors to setting new sales and profit records. Mr. Antonini worked with Kmart until 1995. From 1995 to present, Mr. Antonini has been the chairman of the board of directors of AWG Ltd., a producer and seller of wine.

In the past, Mr. Antonini has been awarded key positions that include Chairman of the National Retail Federation and the National Minority Supplier Development Council. He served on the Board of Directors of:
   - Polaroid Corporation, a manufacturer and seller of consumer camera products, from 2003-2005,
   - Chrysler Corporation, a car manufacturer, from 1989-1995,
   - Shell Oil Company, a company engaged in oil exploration, reefing and chemical products, from 1988-1998; and
   - NBD Bank (ultimately acquired and merged into Bank One and then JPMorgan Chase) from 1987-1989.

He is also a recipient of the Horatio Alger Award. Mr. Antonini earned a Bachelor of Science degree in business administration from West
Virginia University in 1964.  In 1992, he was recognized by West
Virginia University as its most distinguished alumni.


ITEM 8.01   OTHER EVENTS

Reverse split. Effective July 13, 2010, the common shares of Iron Eagle Group, Inc. were split 1-for-40. Iron Eagle common shares trades on the OTCQB under the symbol IEAGD for 20 business days after July 13, 2010 and then reverts back to IEAG. Concurrent with the symbol change, Iron Eagle has been assigned a new CUSIP number - 462824202.

Letters of Intent. Iron Eagle has executed multiple letters of intents to acquire targets focused on infrastructure and commercial construction. In addition, Iron Eagle has negotiated and agreed to the terms of a definitive agreement to acquire a growing southeastern site development and excavation company. Iron Eagle expects the schedules to the definitive agreement to be completed shortly and will release additional details when the agreement has been finalized.



The acquisitions are scheduled to close in the next 45-90 days.
Due to confidentiality agreements, the names of the companies and
terms of the agreements have not been disclosed.   There is no
certainty that Iron Eagle will actually close any of these acquisitions.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description

99-1           Press release dated July 13, 2010
99-2           Press release dated July 16, 2010
99-3           Press release dated July 30, 2010


                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Michael E. Bovalino
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         Michael E. Bovalino
         Chief Executive Officer


Dated:  August 4, 2010